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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 24, 2003

                           First Financial Corporation
             (Exact name of registrant as specified in its chapter)


          Indiana                     000-16759               35-1546989
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)         Identification No.)

       P. O. Box 540, Terre Haute, Indiana                       47808
      (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code    812-238-6264


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Exhibits.

          Exhibit Number:

          99.1 Press Release, dated April 24, 2003 issued by First Financial Corporation


ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

      The following information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

      On April 24, 2003, First Financial Corporation issued a press release to report its financial results for the quarter ended March 31, 2003. The release is furnished as Exhibit 99.1 hereto.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        First Financial Corporation

Dated April 24, 2003                    /s/ Norman L. Lowery
      ------------------                ----------------------------------------
                                            Norman L. Lowery
                                            Vice Chairman and Chief Executive
                                            Officer


Dated April 24, 2003                        /s/ Michael A. Carty
      ------------------                ----------------------------------------
                                            Michael A. Carty
                                            Secretary/Treasurer and Chief
                                            Financial Officer



                                  Exhibit Index
Exhibit Number

    99.1            Press Release, dated April 24, 2003 issued by First
                    Financial Corporation